FEDERATED INTERNATIONAL SMALL COMPANY FUND
Class A Shares
Class B Shares
Class C Shares
(A portfolio of Federated World Investment Series, Inc.)
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Supplement to Prospectus dated January 31, 2002

Please add the following as the third paragraph of the prospectus under the section entitled "The Fund's Portfolio Managers Are:"

"Anthony T. S. Han has been a Portfolio Manager of the Fund since March 2002. Mr. Han joined Federated in March 2002 as an Assistant Vice President/Portfolio Manager. Mr. Han was a Portfolio Manager with Evergreen Asset Management from January 2000 to February 2002. He served as an International Analyst with The Pioneer Group, Inc. from September 1994 to January 2000. Mr. Han is a Chartered Financial Analyst. He earned his M.B.A. from Salem State College.

Leonardo A. Vila, Regina Chi, Stephen F. Auth, and Henry A.
Frantzen  remain as Portfolio Managers of the Fund.




                                                      March 29, 2002



Cusip: 31428U748
Cusip: 31428U730
Cusip: 31428U722

27241 (4/02)